UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Gateway Boulevard, Suite 200 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure.

On December 14, 2015, Atara Biotherapeutics, Inc. (the “Company”) issued a press release announcing the results of its Phase 2 clinical trial of PINTA 745 for protein energy wasting in patients with end stage renal disease. A copy of the press release issued concerning the foregoing is furnished as Exhibit 99.1 hereto.

On December 14, 2015, the Company also announced that it received feedback from the U.S. Food and Drug Administration (the “FDA”) regarding a special protocol assessment (“SPA”) for the Company’s proposed single arm pivotal trial of Epstein-Barr Virus targeted cytotoxic T-lymphocyte in patients with rituximab-refractory post-transplant lymhoproliferative disorders (“PTLD”) after hematopoietic cell transplant.  The FDA indicated that a single arm study with response rate as the primary endpoint may provide an adequate basis for approval but it would be unlikely to grant an SPA for the Company’s proposed trial. The Company intends to continue the dialogue with the FDA regarding this trial design under breakthrough designation and expects to initiate this pivotal trial in the second half of 2016.  Additionally, the Company intends to initiate a randomized pivotal trial in patients with PTLD after solid organ transplant in the second half of 2016.

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description

99.1

Press Release, dated December 14, 2015, titled “Atara Bio Announces Results from the Phase 2 Proof-of-Concept PINTA 745 Clinical Trial for Protein Energy Wasting in Patients with End Stage Renal Disease.”

The information in this report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this report and the attached Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains or may imply “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. For example, forward-looking statements include statements regarding the Company’s regulatory strategy. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this report. These forward-looking statements are subject to risks and uncertainties, including those discussed under the heading “Risk Factors” in the Company’s quarterly report on Form 10-Q filed with the SEC on November 6, 2015, including the documents incorporated by reference therein, and subsequent filings with the SEC. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ John McGrath
John McGrath
Chief Financial Officer

Date:   December 14, 2015